UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AVIDITY BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to communications made after furnishing security holders of Avidity Biosciences, Inc. (“Avidity” or the “Company”) with a definitive proxy statement related to a proposed transaction in which Ajax Acquisition Sub, Inc. (“Merger Sub”), an indirect wholly owned subsidiary of Novartis AG (“Novartis” or “Parent”), will be merged with and into the Company, with the Company being the surviving corporation and continuing as an indirect wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated October 25, 2025, among the Company, Parent and Merger Sub.

In connection with the Merger, the Company, Bryce Therapeutics, Inc. (which on December 8, 2025, changed its name to Atrium Therapeutics, Inc.), a Delaware corporation and wholly owned subsidiary of the Company (“SpinCo”), and Parent (with respect to certain sections specified therein) entered into a Separation and Distribution Agreement, dated October 25, 2025 (the “Separation and Distribution Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Separation and Distribution Agreement, prior to the effective time of the Merger (the “Effective Time”): (i) the Company will effect a pre-closing reorganization, which will result in SpinCo owning, assuming or retaining all assets and liabilities of the Company and its subsidiaries related to their early stage precision cardiology programs and certain collaboration agreements, and the Company owning, assuming or retaining all other assets and liabilities and (ii) thereafter, the Company will either (a) distribute to its stockholders as of the distribution record date, on a pro rata basis, all of the issued and outstanding shares of SpinCo Common Stock, par value $0.001 per share (“SpinCo Common Stock”), at a ratio of 1 share of SpinCo Common Stock per 10 shares of common stock, par value $0.0001 per share, of the Company, with SpinCo continuing its existence as a separate and independent company or (b) consummate a sale of SpinCo to a third party, subject to the terms and conditions specified in the Merger Agreement and the Separation and Distribution Agreement. Following completion of the transactions contemplated by the Separation and Distribution Agreement (the “Spin-Off”), the Company will have no continuing ownership interest in SpinCo. The Spin-Off also includes certain assets of the Company that trigger a right of first negotiation with an existing collaboration partner of the Company that was notified concurrently with the Company’s announcement of its entry into the Merger Agreement.

This Schedule 14A filing consists of the following documents relating to the Merger, the Spin-Off and the other transactions contemplated by the Merger Agreement and the Separation and Distribution Agreement:

Exhibit 99.1:  Press Release: Expected Record Date for Spin-Off

*  *  *

Additional Information and Where to Find It

In connection with the proposed transaction between Avidity and Novartis, Avidity has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on January 30, 2026 (the “Proxy Statement”). Avidity may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document that may be filed by Avidity with the SEC. AVIDITY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF NOVARTIS AND AVIDITY WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders are able to obtain a free copy of the Proxy Statement and such other documents containing important information about Novartis and Avidity through the website maintained by the SEC at www.sec.gov. Novartis and Avidity make available free of charge at the Novartis website at www.novartis.com/investors/financial-data/sec-filings and Avidity’s website at investors.aviditybiosciences.com/sec-filings, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the Proxy Statement.

Participants in the Solicitation

Avidity and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Avidity stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Avidity directors and executive officers in the transaction, which may be different than those of Avidity stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “potential,” “can,” “will,” “plan,” “may,” “could,” “would,” “expect,” “anticipate,” “look forward,” “believe,” “committed,” “investigational,” “pipeline,” “launch,” or similar terms, or by express or implied discussions regarding the proposed Merger and the Spin-Off (collectively, the “Transactions”), the expected timetable for completing each of the proposed Transactions and the related interim steps, the composition of the assets and liabilities to be held by SpinCo and Avidity following the Spin-Off, the management team for SpinCo and its cash balance, potential marketing approvals, new indications or labeling for Avidity’s product candidates, Avidity’s platform and preclinical assets, or potential future revenues from Avidity’s product candidates. You should not place undue reliance on these statements. Such forward-looking statements are based on our current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that Avidity’s investigational products will be submitted or approved for sale or for any additional indications or labeling in any market, or at any particular time, or that Avidity’s approach to the discovery and development of product candidates based on its AOC™ platform will produce any products of commercial value. There can be no guarantee that the conditions to the closing of the Transactions will be satisfied on the expected timetable or at all or that the expected benefits or synergies from the Transactions will be achieved in the expected timeframe, or at all. In particular, expectations regarding Avidity, SpinCo, or the Transactions could be affected by, among other things, the timing of the satisfaction of customary closing conditions, including the receipt of regulatory approvals and the approval of Avidity’s stockholders, on acceptable terms or at all; risks and costs related to the implementation of the separation of SpinCo, including the ability to complete the separation in the anticipated timeframe, or at all, and any changes to the configuration of the businesses included in the separation if implemented; the sale of certain of SpinCo’s assets pursuant to a third party right of first negotiation; the risk that competing offers or acquisition proposals will be made; the effects of disruption from the Transactions and the impact of the announcement and pendency of the Transactions on Novartis’ and/or Avidity’s businesses, including their relationships with employees, business partners or governmental entities; the risk that the Transactions may be more expensive to complete than anticipated; the risk that stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; a diversion of management’s attention from ongoing business operations and opportunities as a result of the Transactions or otherwise; the uncertainties inherent in research and development, including clinical trial results and additional analysis of existing clinical data; regulatory actions or delays or government regulation generally; and the risks and factors referred to in Novartis AG’s most recent Annual Report on Form 20-F for the year ended December 31, 2024, Avidity’s Annual Report on Form 10-K for the year ended December 31, 2024, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, and any subsequent filings made by either party with the SEC, available on the SEC’s website at www.sec.gov, Avidity is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements contained in this communication as a result of new information, future events or otherwise, except to the extent required by law.

Exhibit 99.1

Press Release: Expected Record Date for Spin-Off

Avidity Biosciences Announces Expected Record Date for Spin-Off

SAN DIEGO, February 2, 2026 /PRNewswire/ — Avidity Biosciences, Inc. (“Avidity”) (Nasdaq: RNA), a biopharmaceutical company committed to delivering a new class of RNA therapeutics called Antibody Oligonucleotide Conjugates (“AOCs™”) to profoundly improve people’s lives, today announced that its board of directors has designated the close of business, Eastern Time, on February 12, 2026 as the record date (the “Record Date”) for the pro rata distribution of all of the issued and outstanding shares of common stock of Atrium Therapeutics, Inc. (“SpinCo”) to holders of Avidity common stock on the Record Date in connection with the previously announced proposed acquisition of Avidity by Novartis AG (the “Merger”) and the separation of Avidity’s early-stage precision cardiology programs into SpinCo (the “Spin-Off”). Each such holder will receive one share of SpinCo common stock for every ten shares of Avidity common stock held on the Record Date.

Completion of the Merger and of the Spin-Off remain subject to certain closing conditions noted in Avidity’s definitive proxy statement filed with the Securities and Exchange Commission on January 30, 2026, including the receipt of Avidity stockholder approval. Accordingly, the Record Date may change based on the closing date of the Merger and the Spin-Off.

About Avidity

Avidity Biosciences, Inc.’s mission is to profoundly improve people’s lives by delivering a new class of RNA therapeutics—Antibody Oligonucleotide Conjugates (AOCs™). Avidity is revolutionizing the field of RNA with its proprietary AOCs, which are designed to combine the specificity of monoclonal antibodies with the precision of oligonucleotide therapies to address targets and diseases previously unreachable with existing RNA therapies. Utilizing its proprietary AOC platform, Avidity demonstrated the first-ever successful targeted delivery of RNA into muscle and is leading the field with clinical development programs for three rare muscle diseases: myotonic dystrophy type 1 (DM1), Duchenne muscular dystrophy (DMD) and facioscapulohumeral muscular dystrophy (FSHD). Avidity is also advancing two wholly owned precision cardiology development candidates addressing rare genetic cardiomyopathies. In addition, Avidity is broadening the reach of AOCs with its advancing and expanding pipeline including programs in cardiology and immunology through key partnerships. Avidity is headquartered in San Diego, CA. For more information about our AOC platform, clinical development pipeline and people, please visit www.aviditybiosciences.com and engage with us on LinkedIn and X.

Additional information and Where to Find It

In connection with the proposed transaction between Avidity and Novartis AG (“Novartis”), Avidity has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on January 30, 2026 (the “Proxy Statement”). Avidity may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document that may be filed by Avidity with the SEC. AVIDITY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED

BY EACH OF NOVARTIS AND AVIDITY WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders are able to obtain a free copy of the Proxy Statement and such other documents containing important information about Novartis and Avidity through the website maintained by the SEC at www.sec.gov. Novartis and Avidity make available free of charge at the Novartis website at www.novartis.com/investors/financial-data/sec-filings and Avidity’s website at investors.aviditybiosciences.com/sec-filings, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the Proxy Statement.

Participants in the Solicitation

Avidity and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Avidity stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Avidity directors and executive officers in the transaction, which may be different than those of Avidity stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “potential,” “can,” “will,” “plan,” “may,” “could,” “would,” “expect,” “anticipate,” “look forward,” “believe,” “committed,” “investigational,” “pipeline,” “launch,” or similar terms, or by express or implied discussions regarding the proposed Merger and the Spin-Off (collectively, the “Transactions”), the expected timetable for completing each of the proposed Transactions and the related interim steps, the composition of the assets and liabilities to be held by SpinCo and Avidity following the Spin-Off, the management team for SpinCo and its cash balance, potential marketing approvals, new indications or labeling for Avidity’s product candidates, Avidity’s platform and preclinical assets, or potential future revenues from Avidity’s product candidates. You should not place undue reliance on these statements. Such forward-looking statements are based on our current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that Avidity’s investigational products will be submitted or approved for sale or for any additional indications or labeling in any market, or at any particular time, or that Avidity’s approach to the discovery and development of product candidates based on its AOC™ platform will produce any products of commercial value. There can be no guarantee that the conditions to the closing of the Transactions will be satisfied on the expected timetable or at all or that the expected benefits or synergies from the Transactions will be achieved in the expected timeframe, or at all. In particular, expectations regarding Avidity, SpinCo, or the Transactions could be affected by, among other things, the timing of the satisfaction of customary closing conditions, including the receipt of regulatory approvals and the approval of Avidity’s stockholders, on acceptable terms or at all; risks and costs related to the implementation of the separation of SpinCo, including the ability to complete the separation in the anticipated timeframe, or at all, and any changes to the configuration of the businesses included in the separation if implemented; the sale of certain of SpinCo’s assets pursuant to a third party right of first negotiation; the risk that competing offers or acquisition proposals will be made; the effects of disruption from the Transactions and the impact of the announcement and pendency of the Transactions on Novartis’ and/or Avidity’s businesses, including their relationships with employees, business partners or governmental entities; the risk that the Transactions may be more expensive to complete than anticipated; the risk that stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; a diversion of management’s attention from ongoing business operations and opportunities as a result of the Transactions or otherwise; the uncertainties inherent in research and development, including clinical trial results and additional analysis of existing clinical data; regulatory actions or delays or government regulation generally; and the risks and factors referred to in Novartis AG’s most recent Annual Report on Form 20-F for the year ended December 31, 2024, Avidity’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, and any subsequent filings made by either party with the SEC, available on the SEC’s website at www.sec.gov, Avidity is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements contained in this communication as a result of new information, future events or otherwise, except to the extent required by law.

Media Contact:

Kristina Coppola

(619) 837-5016

media@aviditybio.com